Estimated Amortization Expense of Intangibles (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Finite-Lived Intangible Assets [Line Items]
2014	$ 1,104
2015	202
2016	147
2017	8
Net	$ 1,461